Note 13 - Earnings Per Share	9 Months Ended
Sep. 30, 2012
Earnings Per Share [Text Block]
13.     Earnings per share

Basic earnings per share is computed by dividing net income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share give effect to all potentially dilutive securities. All of the Company’s shares (including non-vested restricted stock issued under the Plan) participate equally in dividend distributions and in undistributed earnings.

The Company applies the two-class method of computing earnings per share (EPS) as the unvested share-based payment awards that contain rights to receive non forfeitable dividends are participating securities. Dividends declared during the period for non-vested restricted stock as well as undistributed earnings allocated to non-vested stock are deducted from net income for the purpose of the computation of basic earnings per share in accordance with the two-class method. The denominator of the basic earnings per common share excludes any non-vested shares as such they are not considered outstanding until the time-based vesting restriction has elapsed.

For purposes of calculating diluted earnings per share, dividends declared during the period for non-vested restricted stock and undistributed earnings allocated to non-vested stock are not deducted from net income as reported since such calculation assumes non-vested restricted stock is fully vested from the grant date.

The Company calculates basic and diluted earnings per share as follows:

	Nine-month periods ended September 30,
	2011	2012
Numerator
Net income attributable to common shareholders, basic	4,104,000	21,199,409
Denominator
Basic and Diluted Weighted average shares - outstanding	21,029,322	20,552,568
Basic and Diluted earnings per share	0.20	1.03